AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MAY 4, 2001
                                                           REGISTRATION NO. 333-


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                            VIRAGE LOGIC CORPORATION
                            ------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                    DELAWARE
                          (STATE OR OTHER JURISDICTION
                        OF INCORPORATION OR ORGANIZATION)

                                   77-0416232
                      (I.R.S. EMPLOYER IDENTIFICATION NO.)

46501 LANDING PARKWAY, FREMONT, CALIFORNIA                              94538
------------------------------------------                              -----
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                              (ZIP CODE)

                           1997 EQUITY INCENTIVE PLAN
                           --------------------------
                            (FULL TITLE OF THE PLAN)
                                ADAM A. KABLANIAN
                            VIRAGE LOGIC CORPORATION
                              46501 LANDING PARKWAY
                                FREMONT, CA 94538
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                 (510) 360-8000
          (TELEPHONE NUMBER, INCLUDING AREA CODE, OF AGENT FOR SERVICE)

                         CALCULATION OF REGISTRATION FEE


================================================================================

                                                                 PROPOSED
      TITLE OF                            PROPOSED MAXIMUM        MAXIMUM           AMOUNT OF
     SECURITIES         AMOUNT TO BE       OFFERING PRICE        AGGREGATE         REGISTRATION
  TO BE REGISTERED       REGISTERED        PER SHARE (1)      OFFERING PRICE (1)       FEE
  ----------------      ------------      -----------------   ------------------   ------------
   COMMON STOCK,          1,000,000            $11.06           $11,060,000         $2,765.00
  $0.001 PAR VALUE         SHARES

================================================================================


(1) Estimated solely for the purpose of calculating the amount of the registration fee pursuant to Rule 457(h) promulgated under the Securities Act of 1933, as amended (the "Securities Act"). Pursuant to Rule 457(c) under the Securities Act, the price per share and aggregate offering price are based upon the average of the high and low prices of the Registrant's common stock as reported on the Nasdaq Stock Market for May 3, 2001.

                                     PART II

                    INFORMATION REQUIRED IN THE REGISTRATION

                                    STATEMENT

        The shares being registered herein are additional shares of common stock authorized to be issued under Registrant's 1997 Equity Incentive Plan. Pursuant to Instruction E of Form S-8, the contents of the Registration Statement on Form S-8 (File No. 333-46422) with respect to the Registrant's 1997 Equity Incentive Plan are hereby incorporated by reference.

ITEM 3. INCORPORATION OF DOCUMENTS BY REFERENCE.

        The following documents filed with the Securities and Exchange Commission are incorporated by reference into this Registration Statement:

        (a)     The Annual Report on Form 10-K for the year ended September 30,
                2000;

        (b) The Quarterly Report on Form 10-Q for the three-month period ended December 31, 2000;

        (c) The Quarterly Report on Form 10-Q for the three-month period ended March 31, 2001; and

        (d) The description of the Registrant's common stock contained in the Registrant's Registration Statement on Form 8-A, filed July 20, 2000 under the Securities Exchange Act of 1934, as amended (the "Exchange Act") including any amendments or reports filed for the purposes of updating such description.

        All documents subsequently filed by the Registrant pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act, prior to the filing of a post-effective amendment which indicated that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference herein and to be part hereof from the date of filing of such documents.

ITEM 8. EXHIBITS.

  Exhibit Number            Exhibit
  --------------            -------
        4.1     Virage Logic Corporation 1997 Equity Incentive Plan, as amended
                (incorporated by reference to Exhibit 10.1 to Virage Logic's
                Quarterly Report on Form 10-Q for the three-month period ended
                March 31, 2001).

        5.1     Opinion of Heller Ehrman White & McAuliffe LLP.

        23.1 Consent of Heller Ehrman White & McAuliffe LLP (included in its opinion filed as Exhibit 5.1).

        23.2    Consent of Ernst & Young LLP, Independent Auditors.

        23.3    Consent of Mohler, Nixon & Williams, Accountancy Corporation.

        24.1 Power of Attorney (included on the signature page of this Registration Statement).

                                   SIGNATURES

        The Registrant. Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Fremont, State of California, on this 4th day of May, 2001.

                                           VIRAGE LOGIC CORPORATION

                                           By:  /s/ Adam A. Kablanian
                                              ----------------------------------
                                                Adam A. Kablanian, President and
                                                Chief Executive Officer

                                POWER OF ATTORNEY

        Each person whose signature appears below constitutes and appoints Adam
A. Kablanian and James R. Pekarsky, or either of them, his true and lawful attorney-in-fact, with the power of substitution and resubstitution, for him in his name, place or stead, in any and all capacities, to sign any or all amendments to this Registration Statement, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact and their agents or substitutes, may lawfully do or lawfully cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

         Signature                                 Title                            Date
         ---------                                 -----                            ----
/s/ Adam. A. Kablanian                 President, Chief Executive Officer        May 4, 2001
--------------------------             and Chairman of the Board (Principal
Adam A. Kablanian                      Executive Officer)

/s/ James R. Pekarsky                  Vice President and Chief Financial        May 4, 2001
--------------------------             Officer (Principal Financial and
James R. Pekarsky                      Accounting Officer)

/s/ Richard Elkus, Jr.                 Director                                  May 4, 2001
--------------------------
Richard Elkus, Jr.

/s/ Michael Hackworth                  Director                                  May 4, 2001
--------------------------
Michael Hackworth

/s/ Alexander Shubat                   Vice President, Chief Technical           May 4, 2001
--------------------------             Officer and Director
Alexander Shubat

/s/ Michael Stark                      Director                                  May 4, 2001
--------------------------
Michael Stark

/s/ Sang Wang                          Director                                  May 4, 2001
--------------------------
Sang Wang

                                  EXHIBIT INDEX

  Exhibit Number            Exhibit
  --------------            -------
        4.1     Virage Logic Corporation 1997 Equity Incentive Plan, as amended
                (incorporated by reference to Exhibit 10.1 to Virage Logic's
                Quarterly Report on Form 10-Q for the three-month period ended
                March 31, 2001).

        5.1     Opinion of Heller Ehrman White & McAuliffe LLP.

        23.1 Consent of Heller Ehrman White & McAuliffe LLP (included in its opinion filed as Exhibit 5.1).

        23.2    Consent of Ernst & Young LLP, Independent Auditors.

        23.3    Consent of Mohler, Nixon & Williams, Accountancy Corporation.

        24.1 Power of Attorney (included on the signature page of this Registration Statement).